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                                                                    EXHIBIT 11.1

                             PUMA TECHNOLOGY, INC.
                  STATEMENT REGARDING COMPUTATION OF PRO FORMA
                               NET LOSS PER SHARE
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNT)


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                                                                                                      YEAR ENDED
                                                                                                     JULY 31, 1996
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Net loss...........................................................................................    $  (2,401)
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Weighted average of common stock outstanding.......................................................        2,833
Weighted average of preferred stock outstanding, on an as-if converted basis.......................        4,089
Shares, options and warrants included pursuant to Staff Accounting Bulletin No. 83.................        2,552
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Shares used in pro forma per share computation.....................................................        9,474
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Pro forma net loss per share.......................................................................    $   (0.25)
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